EXHIBIT 10.10
                                       OFFICERS' AND DIRECTORS' LIABILITY POLICY

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                                 NATIONAL UNION
                             FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                             A CAPITAL STOCK COMPANY

                                                                  POLICY NUMBER:
                                                                  444-97-15

                                                                     RENEWAL OF:
                                                                     442-93-73
                             ADMINISTRATIVE OFFICES:
                    70 PINE STREET, NEW YORK, N.Y. 10270-0150

        DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT POLICY

     NOTICE: EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS LIMITED GENERALLY TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS AND REPORTED TO THE INSURER DURING THE POLICY PERIOD. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

     NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.


     NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MAY, AND IN CERTAIN CIRCUMSTANCES MUST, ADVANCE DEFENSE COSTS PAYMENTS PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

     ITEM 1. NAMED CORPORATION: STV GROUP, INC.

             MAILING ADDRESS: 11 ROBINSON STREET POTTSTOWN, PA 19464

             STATE OF INCORPORATION OF THE NAMED CORPORATION: Pennsylvania

     ITEM 2. SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

     ITEM 3. POLICY  PERIOD:  From May 05,  1995 to May 05,  1996
             (12:01  A.M. Standard Time at the address stated In Item 1)

     ITEM 4. LIMIT OF  LIABILITY:  $6,000,000     aggregate for Coverages A and
                                                  B combined (including Defense
                                                  Costs)

     ITEM 5. RETENTION:

             Company Reimbursement and indemnifiable Loss:  $125,000 for Loss arising from claims
                                                            alleging the same
                                                            Wrongful Act or
                                                            related Wrongful
                                                            Acts.


     ITEM 6. PREMIUM: $68,000


                                         /s/ Ty Sagolow          June 15, 1995
                                         Authorized Representative
                                         Vice President - National Union


                                 Countersignature                  Countersigned
                                      Date                              At

47352 (8/88)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

        DIRECTORS AND OFFICERS INSURANCE AND COMPANY REIMBURSEMENT POLICY

In consideration of the payment of the premium, and in reliance upon the statements made to the Insurer by application forming a part hereof and its attachments and the material incorporated therein, National Union Fire Insurance Company of Pittsburgh, Pa. herein called the "Insurer", agrees as follows:

1.   INSURING AGREEMENTS

     COVERAGE A: DIRECTORS AND OFFICERS INSURANCE

     This policy shall pay the Loss of each and every Director or Officer of the Company arising from any claim or claims first made against the Directors or Officers and reported to the Insurer during the Policy Period or the Discovery Period (if applicable) for any alleged Wrongful Act in their respective capacities as Directors or Officers of the Company, except for and to the extent that the Company has indemnified the Directors or Officers. The Insurer shall, in accordance with and subject to Clause 9, advance to each and every Director and Officer the Defense Costs of such claim or claims prior to their final disposition.

     COVERAGE 8: COMPANY REIMBURSEMENT INSURANCE

     This policy shall reimburse the Company for Loss arising from any claim or claims which are first made against the Directors or Officers and reported to the Insurer during the Policy Period or the Discovery Period (if applicable) for any alleged Wrongful Act in their respective capacities as Directors or Officers of the Company, but only when and to the extent that the Company has indemnified the Directors or Officers for such Loss pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity.

2.   DEFINITIONS

     (a) The "Company" means the Named Corporation designated in Item 1 of the Declarations and any Subsidiary thereof.

     (b) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and appeal of any claim against the Insureds, but excluding salaries of Officers or employees of the Company.

     (c) "Insured(s)", or "Director(s) or Officer(s)", means any past, present or future duly elected or appointed Directors or Officers of the Company. Coverage will automatically apply to all new Directors or Officers after the inception date of this policy.

     (d) "Loss" means damages, judgments, settlements and Defense Costs; however, Loss shall not include civil or criminal fines or penalties imposed by law, punitive or exemplary damages, the multiplied portion of multiplied damages, taxes, any amount for which the Insureds are not financially liable or which are without legal recourse to the Insureds, or matters which may be deemed uninsurable under the law pursuant to which this policy shall be construed.

     (e) "Policy Period" means the period of time from the inception date shown in Item 3 of the Declarations to the earlier of the expiration date shown in Item 3 of the Declarations or the effective date of cancellation of this policy; however, to the extent that coverage under this policy replaces coverage in other policies terminating at noon standard time on the inception date of such coverage hereunder, then such coverage as is provided by this policy shall not become effective until such other coverage has terminated.

                                       -1-
47353 (8/88)

     (f) "Subsidiary" means a corporation of which the Named Corporation owns on or before the inception of the Policy Period more than 50% of the issued and outstanding voting stock either directly or indirectly through one or more of its Subsidiaries.

          "Subsidiary" also means any corporation which becomes a Subsidiary during the Policy Period but only upon the condition that within 90 days of its becoming a Subsidiary, the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and/or amendment of the provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary. A corporation becomes a Subsidiary when the Named Corporation owns more than 50% of the issued and outstanding voting stock either directly or indirectly through one or more of its Subsidiaries.

     (g) "Wrongful Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Directors or Officers of the Company in their respective capacities as such, or any matter claimed against them solely by reason of their status as Directors or Officers of the Company.

3.   EXTENSIONS

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from any claims made against the estates, heirs, or legal representatives of deceased Directors or Officers, and the legal representatives of Directors or Officers in the event of their incompetency, insolvency or bankruptcy, who were Directors or Officers at the time the Wrongful Acts upon which such claims are based were committed.

4.   EXCLUSIONS

     The Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers:

     (a) arising out of, based upon or attributable to the gaining in fact of any personal profit or advantage to which they were not legally entitled;

     (b) arising out of, based upon or attributable to the committing in fact of any criminal or deliberate fraudulent act;

     (c) arising out of, based upon or attributable to the payment to the Insureds of any remuneration without the previous approval of the stockholders of the Company, which payment without such previous approval shall be held to have been illegal;

     (d) arising out of, based upon or attributable to profits in fact made from the purchase or sale by the Insureds of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law;

     (The Wrongful Act of any Director or Officer shall not be imputed to any other Director or Officer for the purpose of determining the applicability of the foregoing exclusions 4(a) through 4(d) )

     (e) alleging, arising out of, based upon or attributable to any attempt, whether successful or unsuccessful, by any person or entity to acquire securities of the Company against the opposition of the Board of Directors of the Company ('Board'), or any action, whether successful or unsuccessful, by the Company or the Board to resist such attempts; however, this exclusion shall not apply if, before taking any such resistive action, the Company or the Board has obtained a written opinion (1) from independent legal counsel that such resistive action is a lawful exercise of the Board's business judgment and (2)

                                       -2-
47353 (8/88)
          from an independent investment banking firm that the price of such acquisition of securities is inadequate, and that any financial transaction approved by the Board which is resistive of such acquisition is fair to the Company and its shareholders;

     (f) alleging, arising out of, based upon or attributable to any failure or omission on the part of the Insureds or the Company to effect and maintain insurance;

     (g) alleging, arising out of, based upon or attributable to the facts alleged, or to the same or related Wrongful Acts alleged or contained, in any claim which has been reported, or in any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (h) alleging, arising out of, based upon or attributable to any pending or prior litigation as of the inception date of this policy, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation;

     (i) which are brought by any Insured or the Company; or which are brought by any security holder of the Company, whether directly or derivatively, unless such claim(s) is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Insured or the Company; provided, however, this exclusion shall not apply to wrongful termination of employment claims brought by a former employee other than a former employee who is or was a Director of the Company;

     (j) alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly:

          (1) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants, or

          (2) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants,

          including but not limited to claims alleging damage to the Company or its shareholders.

          Pollutants includes (but is not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

     (k) alleging, arising out of, based upon or attributable to any act or omission in their capacities as directors or officers of any other entity other than the Company, or by reason of their status as a director or officer of such other entity;

     (1) for violation(s) of any of the responsibilities, obligations or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto or any similar provisions of state statutory law or common law;

     (m) for bodily injury, sickness, disease, death or emotional distress of any person, or damage to or destruction of any tangible property, including the loss of use thereof, or for injury from oral or written publication of a libel or slander or of other defamatory or disparaging material or of material that violates a person's right of privacy;

     (n) of any Subsidiary for any alleged Wrongful Act occurring at any time when the Named Corporation did not own more than 50% of the issued and outstanding voting stock of such Subsidiary either directly or indirectly through one or more of its Subsidiaries.

                                       -3-
47353 (8/88)

5.   LIMIT OF LIABILITY-(FOR ALL LOSS-INCLUDING DEFENSE COSTS)

     The limit of liability stated in Item 4 of the Declarations is the limit of the Insurer's liability for all Loss, under Coverage A and Coverage B combined, arising out of all claims first made against the Insureds and reported to the Insurer during the Policy Period and the Discovery Period (if applicable); however, the limit of liability for the Discovery Period shall be part of, and not in addition to, the limit of liability for the Policy Period. Further, any claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 8(b) or 8(c) is considered made during the Policy Period or Discovery Period shall also be subject to the one aggregate limit of liability stated in Item 4 of the Declarations.


     Defense Costs are not payable by the Insurer in addition to the limit of liability. Defense costs are part of Loss and as such are subject to the limit of liability for Loss.

6.   RETENTION-INDEMNIFIED OR INDEMNIFIABLE LOSS

     The Insurer shall only be liable for the amount of Loss arising from a claim which is in excess of the retention amount stated in Item 5 of the Declarations, such retention amount to be borne by the Company and/or the Insureds and shall remain uninsured, with regards to all Loss under Coverage A or B for which the Company has indemnified or is permitted or required to indemnify the Insured(s). A single retention amount shall apply to Loss arising from all claims alleging the same Wrongful Act or related Wrongful Acts.

7.   COINSURANCE CLAUSE

     The Insurer shall be liable to pay 95% of Loss excess of the retention amount described in Clause 6 up to the Limit of Liability described in Clause 5, it being a condition of this insurance that the remaining 5% of each and every Loss shall be carried by the Company and the Insureds at their own risk and be uninsured.

8.   NOTICE/CLAIM REPORTING PROVISIONS

     Notice hereunder shall be given in writing to National Union Fire Insurance Company of Pittsburgh, Pa., Financial Services Claims Department, 70 Pine Street, New York, N.Y. 10270-0150. If mailed, the date of mailing of such notice shall constitute the date that such notice was given and proof of mailing shall be sufficient proof of notice.

     (a) The Company or the Insureds shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer as soon as practicable during the Policy Period, or during the Discovery Period (if applicable), of any claim made against the Insureds.

     (b) If during the Policy Period or during the Discovery Period (if applicable) written notice of a claim has been given to the Insurer pursuant to Clause 8(a) above, then any claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the claim of which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the claim of which such notice has been given, shall be considered made at the time such notice was given.

     (c) If during the Policy Period or during the Discovery Period (if applicable) the Company or the Insureds shall become aware of any circumstances which may reasonably be expected to give rise to a claim being made against the Insureds and shall give written notice to the Insurer of the circumstances and the reasons for anticipating such a claim, with full particulars as to dates and persons involved, then any claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or

                                       -4-
47353 (8/88)
          related  to  any   Wrongful   Act   alleged  or   contained   in  such
          circumstances, shall be considered made at the time such notice of such circumstances was given.

9. DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE ADVANCEMENT OF DEFENSE COSTS)

     Under Coverage A, except as hereinafter stated, the Insurer shall advance Defense Costs prior to the final disposition of the claim, unless such Defense Costs have been advanced by the Company. Such advance payments by the Insurer shall be repaid to the Insurer by the Insureds, severally according to their respective interests, in the event and to the extent that the Insureds shall not be entitled under the terms and conditions of this policy to payment of such Loss. Notwithstanding the foregoing, if the Company is required or permitted to advance such Defense Costs in accordance with the fullest application of law, common or statutory, or contract, or the Charter or By-laws of the Company, then the Insurer assumes no duty to advance Defense Costs prior to the final disposition of the claim and the retention amount as stated in item 5 of the Declarations shall apply to such Loss. In such case, however, the Insurer may, in its absolute discretion, advance all or any part of such Defense Costs prior to the final disposition of the claim and in such event the advance payments by the Insurer shall be repaid to the Insurer by the Company or the Insureds, severally according to their respective interests, in the event and to the extent that the Company or the Insureds shall not be entitled under the terms and conditions of this policy to payment of such Loss.

     Under Coverage B, the Insurer assumes no duty to reimburse Defense Costs prior to the final disposition of the claim. The Insurer may, in its absolute discretion, reimburse all or any part of such Defense Costs prior to the final disposition of the claim. In such event, however, such advance payments by the Insurer shall be repaid to the Insurer by the Company or the Insureds, severally according to their respective interests, in the event and to the extent that the Company or the Insureds shall not be entitled under the terms and conditions of this policy to payment of such Loss.

     The Insurer does not, however, under this policy, assume any duty to defend. The Insureds shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment or incur any Defense Costs without the prior written consent of the Insurer. Only those settlements, stipulated judgments and Defense Costs which have been consented to by the Insurer shall be recoverable as Loss under the terms of this policy. The Insurer's consent shall not be unreasonably withheld, provided that the Insurer shall be entitled to effectively associate in the defense and the negotiation of any settlement of any claim in order to reach a decision as to reasonableness.

     The Insurer shall have the right to effectively associate with the Company and the Insureds in the defense and settlement of any claim that appears reasonably likely to involve the Insurer, including but not limited to effectively associating in the negotiation of a settlement. The Insureds shall defend and contest any such claim. The Company and the Insureds shall give the Insurer full cooperation and such information as it may reasonably require.

     With respect to the Defense Costs and any joint settlement of any claim made against the Company and the Insureds, such Defense Costs and joint settlement having been consented to by the Insurer, the Company and the Insureds and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the Company and the Insureds and the Insurer.

10.  DISCOVERY CLAUSE

     If the Insurer shall cancel or refuse to renew this policy the Named Corporation shall have the right, upon payment of an additional premium of 75% of the full annual premium, to a period of one year following the effective date of such cancellation or nonrenewal (herein referred to as the Discovery Period) in which to give written notice to the Insurer of claims first made against the Insureds during said one year period for any Wrongful Act occurring prior to the end of the

                                       -5-
47353 (8/88)

     Policy Period and otherwise covered by this policy. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Period.

     The rights contained in this clause shall terminate, however, unless written notice of such election together with the additional premium due is received by the Insurer within ten (10) days of the effective date of cancellation or non-renewal. The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancellable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

     The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute refusal to renew.

11.  CANCELLATION CLAUSE

     This policy may be cancelled by the Named Corporation at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by delivering to the Named Corporation or by mailing to the Named Corporation, by registered, certified, or other first class mail, at the Named Corporation's address as shown in Item 1 of the Declarations, written notice stating when, not less than thirty (30) days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

     If this policy shall be cancelled by the Named Corporation, the Insurer shall retain the customary short rate proportion of the premium hereon.

     If this policy shall be cancelled by the Insurer, the Insurer shall retain the pro rata proportion of the premium hereon.

     Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation but such payment shall be made as soon as practicable.

     If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

12.  TERMINATION  OF  COVERAGE  FOR  SUBSEQUENT   WRONGFUL  ACTS  AFTER  CERTAIN
     TRANSACTIONS

     If during the Policy Period:

          1. the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to, any other person or entity or group or persons and/or entities acting in concert; or

          2. any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding securities representing more than 50% of the voting power for the election of Directors of the Named Corporation, or acquires the voting rights of such an amount of such securities;

                    (either of the above events herein referred to as the "Transaction")

     then, there shall be no coverage afforded by any provision of this policy (including but not limited to Clause 10 Discovery Clause) for any alleged Wrongful Act occurring after the effective date of Transaction.

     The Named Corporation shall give the Insurer written notice of the Transaction as soon as practicable, but not later than 30 days after the effective date of the Transaction.

                                       -6-
47353 (8/88)

13.  SUBROGATION

     In the event of any payment under this policy, the Insurer shall be subrogated to the extent of such payment to all the Company's and the Insureds' rights of recovery therefor, and the Company and the Insureds shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Insurer effectively to bring suit in the name of the Company and/or the Insureds.

14.  OTHER INSURANCE

     Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance.

15.  NOTICE AND AUTHORITY

     It is agreed that the Named Corporation shall act on behalf of its Subsidiaries and all Insureds with respect to the giving and receiving of notice of claim or cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to exercise any right to a Discovery Period.

16.  ASSIGNMENT

     This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

17.  ACTION AGAINST INSURER

     No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Insureds' obligation to pay shall have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Insureds, the claimant and the Insurer.

     Any person or Organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or Organization shall have any right under this policy to join the Insurer as a party to any action against the Insureds or the Company to determine the Insureds' liability, nor shall the Insurer be impleaded by the Insureds or the Company or their legal representatives. Bankruptcy or insolvency of the Company or the Insureds or of their estates shall not relieve the Insurer of any of its obligations hereunder.



     IN WITNESS WHEREOF, the Insurer has caused this policy to be signed by its President and a Secretary and countersigned on the Declarations Page by a duly authorized representative of the Insurer.



             /s/ Elizabeth M. Tuck                     /s/ William D. Smith
                  SECRETARY                                   PRESIDENT




                                       -7-
47353 (8/88)

                                 ENDORSEMENT # 1


This endorsement, effective 12:01 AM,   May 05, 1995     forms a part of
policy number 444-97-15
issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.

                 NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT
                                  (BROAD FORM)


In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers:


A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly the hazardous properties of nuclear material, including but not limited to:

     (1) nuclear material located at any nuclear facility owned by, or operated by or on behalf of, the Company, or discharged or dispersed therefrom; or

     (2) nuclear material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Company; or

     (3) the furnishing by an insured or the Company of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; or

     (4) claims for damages to the company or its shareholders which alleges, arises from, is based upon, is attributed to or in any way involves, directly or indirectly, the hazardous properties of nuclear material.

B. (1) which is insured under a nuclear energy liability policy issued by the Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability underwriters or Nuclear Insurance Association of Canada or would be insured under any such policy but for its termination or exhaustion of its Limit of Liability; or

     (2) with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the Company or any insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

As used in this endorsement:

"hazardous properties" include radioactive, toxic or explosive properties;

"nuclear material" means source material, special nuclear material or byproduct material;


                                     Page 1
 51723                                                                   EDO246

               NUCLEAR ENERGY LIABILITY EXCLUSION ENDORSEMENT # 1
                                  (BROAD FORM)


"source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

"spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

"waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

"nuclear facility" means

(a)  any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235.

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all-premises used for such operations;

"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self- supporting chain reaction or to contain a critical mass of fissionable material.


                                                            /s/ Ty Sagolow
                                                       -------------------------
                                                       AUTHORIZED REPRESENTATIVE
                                                               EDO246
                                     Page 2
51723

                                 ENDORSEMENT # 2


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.

                              COMMISSIONS EXCLUSION

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim made against the Directors and Officers, alleging, arising out of, based upon or attributable to:

(I) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or past-time domestic or foreign governmental or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

(II) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees, or affiliates (as that term is defined in The Securities Exchange Act of 1934, including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees) of any customers of the company or any members of their family or any entity with which they are affiliated; or

(III) Political contributions, whether domestic or foreign.



                                                            /s/ Ty Sagolow
                                                       -------------------------
51698 (4/91)                                          AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT # 3


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.

                       PENNSYLVANIA AMENDATORY ENDORSEMENT
                               (Discovery Clause)

In consideration of the premium charged, it is hereby understood and agreed that Clause 10, DISCOVERY CLAUSE, is hereby amended to read as follows:

10.  DISCOVERY CLAUSE

     If the Insurer shall cancel or refuse to renew this policy the Named Corporation shall have the right, upon payment of the additional premium of 75% of the full annual premium to a period of one year following the effective date of such cancellation or non-renewal (herein called the Discovery Period) in which to give written notice to the Insurer of claims first made against the Insureds during said Discovery Period for any alleged Wrongful Act committed before the end of Policy Period and otherwise covered by this policy. As used herein, "The Full Annual Premium" means the premium level in effect immediately prior to the end of the Policy Period.

     This right shall terminate however, unless written notice of such election together with payment of the additional premium due is received by the Insurer within sixty (60) days after the effective date of cancellation or non-renewal. The additional premium for the Discovery Period shall be fully earned at the inception date of the Discovery Period. The Discovery Period is not cancellable. This Clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium, if when the cancellation notice is mailed by the Insurer, this policy has been in effect less than six months and this policy is not a renewal of a policy issued by the Insurer. The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute refusal to renew.



                                                            /s/ Ty Sagolow
                                                       -------------------------
(8/88)                                                 AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT # 4

This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15
Issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                                  PENNSYLVANIA
                             AMENDATORY ENDORSEMENT

Wherever used in this endorsement: 1) "we", "us", "our", and "Insurer" mean the insurance company which issued this policy; and 2) "you", "your", "named Insured", "First Named Insured", and "Insured" mean the Named Corporation, Named Organization, Named Sponsor, Named Insured, or Insured stated in the declarations page; and 3) "Other Insured(s)" means all other persons or entities afforded coverage under the policy.

CANCELLATION/NONRENEWAL

The cancellation provision of this policy is amended as follows:

Cancelling a policy midterm is prohibited except if:
1.       A condition material to insurability has changed substantially;

2.       Decrease or loss of reinsurance has occurred;

3.       Material misrepresentation by the Insured or Other Insured(s);

4.       Policy was obtained through fraud;

5.       The Insured has failed to pay a premium when due;

6.       The Insured has requested cancellation;

7.       Material failure to comply with terms;

8.       Other reasons that the commissioner may approve.

Notice Requirements for Midterm Cancellation and Nonrenewal

Notice shall be mailed by registered or first class mail by the Insurer directly to the named Insured. Written notice will be forwarded directly to the named Insured at least sixty (60) days in advance of the termination date unless one or more of the following exists:

1) The Insured have made a material misrepresentation which affects the insurability of the risk, in which case the prescribed written notice of cancellation shall be forwarded directly to the named Insured at least fifteen (15) days in advance of the effective date of termination.




                                      - 1 -
52165 (9/91)

2) The Insured has failed to pay a premium when due, whether the premium is payable directly to the Insurer or its agents or indirectly under a premium finance plan or extension of credit, in which case the prescribed written notice of cancellation shall be forwarded directly to the Named Insured at least fifteen (15) days in advance of the effective date of termination.

3) The policy was cancelled by the named Insured, in which case written notice of cancellation shall not be required and coverage shall be terminated on the data requested by the Insured. Nothing in these three sections shall restrict the Insurer's right to rescind an insurance policy ab initio upon discovery that the policy was obtained through fraudulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by the Insurer.

The notice shall be clearly labeled "Notice of Cancellation" or "Notice of Nonrenewal". A midterm cancellation or nonrenewal notice shall state the specific reasons for the cancellation or nonrenewal. The reasons shall identify the condition or loss experience which caused the midterm cancellation or nonrenewal. The notice shall provide sufficient information or data for the Insured to correct the deficiency.

A midterm cancellation or nonrenewal notice shall state that, at the Insured's request, the Insurer shall provide loss information to the Insured for at least three years or the period of time during which the Insurer has provided coverage to the Insured, whichever is less. Loss information on the Insured shall consist of the following:

1) Information on closed claims, including date and description or occurrence, and any amount of payments, if any;

2) Information on open claims, including date and description of occurrence, amount of payment, if any, and amount of reserves, if any;

3) Information on notices of occurrence, including date and description of occurrence and amount or reserves, if any.

The Insured's written request for loss information must be made within ten (10) days of the Insured's receipt of the midterm cancellation or nonrenewal notice. The Insurer shall have thirty (30) days from the date of receipt of the Insured's written request to provide the requested information.

Notice of Increase in Premium

The Insurer shall provide not less than sixty (60) days notice of intent to increase the Insured's renewal premium with thirty (30) days notice of an estimate of the renewal premium. The notice of renewal premium increase will be mailed or delivered to the Insured's last known address. If notice is mailed, it will be by registered or first class mail.

Return of Unearned Premium

Cancellation Initiated by Insurer -- Unearned premium must be returned to the Insured not later than ten (10) business days after the effective date of termination.




52165 (9/91)

Cancellation Initiated by Insured -- Unearned premium must be returned to the Insured not later than thirty (30) days after the effective date of termination.

All other terms, conditions and exclusions shall remain the same.



                                                            /s/ Ty Sagolow
                                                       -------------------------
52165 (9/91)                                          AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT # 5


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.

by National Union Fire Insurance Company of Pittsburgh, Pa.

                      PENNSYLVANIA CANCELLATION/NONRENEWAL
                             AMENDATORY ENDORSEMENT

Whenever used in this endorsement "Insurer" means the insurance company which issued this policy.

Cancellation/Nonrenewal

The cancellation provision of this policy is amended as follows:

Cancelling a policy midterm is prohibited for any reason other than the following:

1) A condition, factor or loss experience material to insurability has changed substantially or a substantial condition, factor or loss experience material to insurability has become known during the policy term.

2) Loss of reinsurance or a substantial decrease in reinsurance has occurred, which loss or decrease shall, at the time of cancellation, be certified to the Pennsylvania Insurance Commissioner as directly affecting in-force policies.

3) The insured has made a material misrepresentation which affects the insurability of the risk.

4) The policy was obtained through fraudulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by the Insurer.

5) The insured has failed to pay a premium when due, whether the premium is payable directly to the Insurer or its agents or indirectly under a premium finance plan or extension of credit.

6)   The insured has requested cancellation.

7) Material failure to comply with policy terms, conditions or contractual duties.

8)   Other reasons that the Pennsylvania Insurance Commissioner may approve.

Notice Requirements for Midterm Cancellation and Nonrenewal

Notice shall be mailed by registered or first class mail by the Insurer directly to the Named lnsured(s). Written notice will be forwarded directly to the Named Insured(s) at least sixty (60) days in advance of the termination date unless one or more of the following exists:

1) The Insured has made a material misrepresentation which affects the insurability of the risk, in which case the prescribed written notice of cancellation shall be forwarded directly to the Named Insured at least fifteen (15) days in advance of the effective date of termination.




55471 (1/93)                                                              EDO470
                                      - 1 -

2) The Insured has failed to pay a premium when due, whether the premium is payable directly to the Insurer or its agents or indirectly under a premium finance plan or extension of credit, in which case the prescribed written notice of cancellation shall be forwarded directly to the Named Insured at least fifteen (15) days in advance of the effective date of termination.

3) The policy was cancelled by the Named Insured, in which case written notice of cancellation shall not be required and coverage shall be terminated on the date requested by the Insured.

Nothing in these three sections shall restrict the Insurer's right to rescind an insurance policy ab initio upon discovery that the policy was obtained through fraudulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by the Insurer.

The notice shall be clearly labeled "Notice of Cancellation" or "Notice of Nonrenewal". A midterm cancellation or nonrenewal notice shall state the specific reasons for the cancellation or nonrenewal. The reasons shall identify the condition, factor or loss experience which caused the midterm cancellation or nonrenewal. The notice shall provide sufficient information or data for the Insured to correct the deficiency.

A midterm cancellation or nonrenewal notice shall state that, at the Insured's request, the Insurer shall provide loss information to the Insured for at least three years or the period of time during which the Insurer has provided coverage to the Insured, whichever is less. Loss information on the Insured shall consist of the following:

1) Information on closed claims, including date and description of occurrence, and any amount of payments, if any;

2) Information on open claims, including date and description of occurrence, amount of payment, if any, and amount of reserves, if any;

3) Information on notices of occurrence, including date and description of occurrence and amount of reserves, if any

The Insured's written request for loss information must be made within ten (10) days of the Insured's receipt of the midterm cancellation or nonrenewal notice. The Insurer shall have thirty (30) days from the date of receipt of the Insured's written request to provide the requested information.

Notice of Increase in Premium

Unless this policy is written on a retrospective rating plan, the Insurer shall provide not less than sixty (60) days notice of intent to increase the Insured's renewal premium with thirty (30) days notice of an estimate of the renewal premium. The notice of renewal premium increase will be mailed or delivered to the Insured's last known address. If notice is mailed, it will be by registered or first class mail.

Return  of  Unearned   Premium  (Does  Not  Apply  To  Policies   Written  On  a
Retrospective Rating Plan)

Cancellation Initiated by Insurer -- Unearned premium must be returned to the Insured not later than ten (10) business days after the effective date of termination.



55471 (1/93)                                                              EDO470
                                      - 2 -

Cancellation Initiated by Insured -- Unearned premium must be returned to the Insured not later than thirty (30) days after the effective date of termination.

Where the amount of premium to be returned cannot be calculated precisely within the required time period for return of premium because: (1) the policy was written on the basis of an estimated premium; or (2) the policy was issued subject to a premium audit; the unearned premium shall be returned to the insured on an estimated basis. Upon the Insurer's completion of computation of the exact premium to be returned, an additional return premium or charge shall be made to the named insured or insureds within 15 days of the final computation.

Payment or tender of unearned premium is not a condition of cancellation.



                                                            /s/ Ty Sagolow
                                                       -------------------------
                                                       AUTHORIZED REPRESENTATIVE
55471 (1/93)                                                              EDO470

                                 ENDORSEMENT # 6


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.




                           PENDING OR PRIOR LITIGATION


In consideration of the premium charged, it is hereby understood and agreed that exclusion (h) of form(s) 47353 is deleted in its entirety and replaced by the following:


     (h) alleging, arising out of, based upon or attributable to any pending or prior litigation as of October 26, 1983, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.



                                                            /s/ Ty Sagolow
                                                       -------------------------
                                                       AUTHORIZED REPRESENTATIVE

42609

                                 ENDORSEMENT # 7

This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

In consideration of the premium charged, it is hereby understood and agreed that with respect to the Limit of Liability $1,000,000 excess of $1,000,000, exclusion 4(h) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of May 05, 1990 or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.



                                                            /s/ Ty Sagolow
                                                       -------------------------
                                                       AUTHORIZED REPRESENTATIVE

(8/88)

                                 ENDORSEMENT # 8

This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.




by       National Union fire Insurance Company of Pittsburgh, Pa.

                  PANEL COUNSEL ENDORSEMENT (WITH ARBITRATION)

In consideration of the premium charged, it is hereby understood and agreed that:

                          SELECTION OF DEFENSE COUNSEL

Attached to and made a part of this endorsement is a list of Panel Counsel law firms ("Panel Counsel Firms"). The list provides the Insured Directors and Officers a choice of law firms from which a selection of legal counsel shall be made to conduct the defense of a claim(s) made against them. The duty of a selected Panel Counsel Firm shall be to defend the claim(s) brought against the Insured Directors and Officers.

                                  JURISDICTION

The Insured Directors and Officers shall select a Panel Counsel Firm in the jurisdiction in which the claim is brought. In the event a claim is brought in a jurisdiction not included on the list, the Insured Directors and Officers shall select a Panel Counsel Firm in the listed jurisdiction which is the nearest geographic jurisdiction to either where the claim is brought or where the corporate headquarters of the Insured Company is located. In such a case the Insured Directors and Officers also may, with the consent of the Insurer which consent shall not be unreasonably withheld, select a non Panel Counsel Firm in the jurisdiction in which the claim is brought to function as "local counsel" on the claim assisting the Panel Counsel Firm who would function as "lead counsel" in conducting the defense of the claim.

                              CONFLICT OF INTEREST

With the express prior written consent of the Insurer, an Insured Director or Officer may select a different Panel Counsel Firm from other Insured defendants if such selection is required due to conflict of interest considerations or is otherwise reasonably justifiable.

                        AMENDMENT OF PANEL COUNSEL FIRMS

The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no change shall be made to the specific list attached to this endorsement during the policy period without the consent of the company first named in the declarations ("Company"). At the request of the Insured Directors and Officers or the Company, the Insurer may in its discretion add to the attached list of Panel Counsel Firms for the purposes of defending a claim made against the Insured Directors and Officers in any specified jurisdiction(s) (including those jurisdiction(s) not originally included in the Panel Counsel list), a non-panel counsel law firm, or a Panel Counsel Firm not originally listed for such jurisdiction(s). The Insurer may in its discretion waive, in part or in whole, the provisions of this endorsement as respects a particular claim. The list of Panel Counsel Firms may also be amended to add with the consent of the Insurer, which consent shall not be




59123 (2/94)                                                             EDO464
unreasonably withheld, a non Panel Counsel Firm for the purposes of acting as "local counsel" to a existing Panel Counsel Firm for claims brought in a particular jurisdiction in which no Panel Counsel Firm is presently listed.

                                 TYPES OF CLAIMS

This endorsement shall only apply to claims alleging a violation of the securities laws, claims relating to the purchase or sale of securities, claims brought by, on the behalf of or in the right of the Company or its security holders or claims brought in the form of a class action (whether or not relating to securities).

                                   ARBITRATION

With respects to claims described in the TYPE OF CLAIMS section of this endorsement, all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the American Arbitration Association under and in accordance with its then prevailing commercial arbitration rules. The arbitrators shall be chosen in the manner and within the time frames provided by such rules. If permitted under such rules, the arbitrators shall be three disinterested active or retired individuals having knowledge of the legal, corporate management or insurance issues relevant to the matters in dispute.

The arbitration proceeding shall take place in Pennsylvania The arbitrators shall give due consideration to the general principles of Delaware law; the terms, conditions, provisions and exclusions of this policy are to be construed in an evenhanded fashion as between the parties, including without limitation, where the language of this policy is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant terms, conditions, provisions or exclusions of the policy (without regard to the authorship of the language, without any presumption or arbitrary interpretation or construction in favor of either party or parties, and in accordance with the intent of the parties.)

The written decision of the arbitrators shall be provided to both parties and shall be binding on them.

Each party shall bear equally the expenses of the arbitration.





                                                            /s/ Ty Sagolow
                                                       -------------------------
                                                       AUTHORIZED REPRESENTATIVE

59123 (2/94)                                                              EDO464

                                 PANEL COUNSEL

CALIFORNIA
Los Angeles

Gibson Dunn & Crutcher
333 South Grand Avenue
Los Angeles, California 90071-3197
Contact Person: Robert Warren or
Robert S. Warren (213) 229-7326
Wayne W. Smith (213) 229-7464
John H. Sharer (213) 229-7476

Irell & Manella
1800 Avenue Of The Stars
Suite 900
Los Angeles, California 90067-4276
Contact Person: Richard Borow
(310) 277-1010

Kirkland & Ellis
300 South Grand Avenue
Los Angeles, California 90071
Contact Person: Jeffrey S. Davidson or
Stephen C. Neal (213) 680-8400

Latham & Watkins
633 West Fifth Avenue
Los Angeles, CA 90071
Contact:
Hugh Steven Wilson (213) 485-1234

Munger, Tolles & Olson
355 South Grand Avenue -- 35th Floor
Los Angeles, California 90071-1560
Contact Person: Dennis Kinnaird
(213) 683-9264
or John W. Spiegel (213) 683-9152

O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899
Contact Person: Seth Aronson or
Robert Vanderet (213) 669-6000

Skadden, Arps, Slate, Meagher & Flom
300 South Grand Avenue
Suite 3400
Los Angeles, California 90071
Contact Person: James E. Lyons or
Frank Rothman (213) 687-5000

Palo Alto

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304-1050
Contact Person: Bruce Vanyo or
Steven Sethatz (415) 493-9300

Heller, Eliman, White & McAuliffe
525 University Avenue
Palo Alto, California 94301
Contact Person: Norman J. Blears
(415) 324-7000

San Francisco

Brobeck, Phleger & Harrison
Spear Street Tower
One Market
San Francisco, California 94104
Contact Person:
Tower C. Snow, Jr. (415) 442-0900

Heller, Ehrman, White & McAuliffe
333 Bush Street
San Francisco, California 94104-2878
Contact Person: Douglas Schwab or
M. Laurence Popofsky (415) 772-6000

McCutchen, Doyle, Brown & Enersen
3 Embarcadero Center - 18th floor
San Francisco, California 94111-4034
Contact Person: David Balabanian or
Phillip Rotner (415) 393-2000

Morrison & Foerster
345 California Street
San Francisco, California 94104-2675
Contact Person:
Melvin R. Goldman (415) 677-7311
Paul T. Friedman (415) 677-7444

Orrick Herrington & Sutcliffe
Old Federal Reserve Bank Bldg.
400 Sansome Street
San Francisco, California 94111
Contact Person: James A. Hughes
(415) 392-1122
or W. Reece Bader (415) 392-1122

Pillsbury, Madison & Sutro
P.O. Box 7880
235 Montgomery Street
San Francisco, California 94104
Contact Person: Gary H. Anderson
(415) 983-1341

                                 PANEL COUNSEL

DISTRICT OF COLUMBIA
Washington

Arnold & Porter
555 Twelfth St. N.W.
Washington, DC 20004
Contact Person: Scott Schreiber
(202) 942-5672

Davis Polk & Wardwell
1300 I Street, NW
Suite 1100
Washington, D.C. 20005
Contact Person: Scott W. Muller
Michael P. Carroll (202) 962-7000

Gibson, Dunn & Crutcher
1050 Connecticut Avenue, NW Suite 900
Washington, D.C. 20036-5306
Contact Person: F. Joseph Warin
(202) 887-3609

Mudge Rose Guthrie Alexander & Ferdon
212 K Street, NW
Washington, D.C. 20037-5303
Contact Person: Leonard Garment or
I. Lewis Libby (202) 429-9355

Patton Boggs, L.L.P
2550 M Street N.W.
Suite 900
Washington, D.C. 20037
Contact Person:
C. Allen Foster (202) 457 6320 or
Charles H. Camp (202) 457-5265

Shearman & Sterling
801 Pennsylvania Avenue N.W.
Washington, D.C. 20004-2604
Contact Person: Thomas S. Martin or
Jonathan L. Greenblatt (202) 508-8000

Willkie Farr & Gallagher
Three Lafayette Centre
1155 21st Street N.W.
Washington, D.C. 20036-3384
Contact Person:
Kevin B. Clark (202) 328-8000

GEORGIA
Atlanta

Alston & Bird
One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia 30309-3424
Contact Person: Peter Q. Bassett (404) 881-7343
Mary C. Gill (404) 881-7276

King & Spalding
191 Peachtree Street N.W.
Atlanta, Georgia 30303
Contact Person: Michael R. Smith or
Griffin Bell (404) 572-4600

Long, Aldridge & Norman
One Peachtree Center
303 Peachtree Street -- Suite 5300
Atlanta, Georgia 30308
Contact Person: Clay C. Long (404) 527-4050
J. Allen Maines (404) 527-8340

Smith, Gambrell & Russel
Suite 1800
3343 Peachtree Road N.E.
Atlanta, Georgia 30326
Contact Person: David Handley (404) 264-2671
Robert C. Schwartz (404) 264-2658

ILLINOIS
Chicago

Jenner & Block
One IBM Plaza
Chicago, Illinois 60611
Contact Person: Jerold Solovy
(312)222-9350

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
Contact Person: Garrett B. Johnson
Robert J. Kopecky (312) 861-2000

                                 PANEL COUNSEL

Sidley & Austin
One First National Plaza
Chicago, Illinois 60603-2003
Contact Person: Robert Downing (312) 853-7434
Eugene Schoon (312) 853-7279
Walter C. Carlson (312) 853-7734

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Suite 2100
Chicago, Illinois 60606
Contact Person: Timothy Nelsen or
Susan Getzendanner (312) 407-0700

Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois 60606-6404
Contact Person: Harold D. Shapiro
(312) 876-8035

MASSACHUSETTS
Boston

Goodwin, Proctor & Hoar
Exchange Place
Boston, Massachusetts 02109-2881
Contact Person:
Don M. Kennedy (617) 570-1000

Hale & Dorr
60 State St.
Boston, Massachusetts 02109
Jeffery Rudman (617) 742-9100

Ropes & Gray
One International Plaza
Boston, Massachusetts 02110-2624
Contact Person: John Donovan, Jr.
(617) 951-7566

Skadden, Arps, Slate, Meagher & Flom
1 Beacon Street
Boston, Massachusetts 02108
Contact Person: Thomas A. Dougherty or
George J. Skelley (617) 573-4800

Palmer & Dodge
1 Beacon Street
Boston, Massachusetts 02108
Contact Person: Peter Terris or
Peter Saparoff (617) 573-0100

NEW YORK
New York

Cahill Gordon & Reindel
80 Pine Street
New York, New York 10005
Contact Person: Charles A. Gilman
or Thomas J. Kavaler (212) 701-3000
or Immanuel Kohn

Davis, Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Contact Person: Henry King,
or Dan Kolb (212) 450-4000

Fried Frank Harris Shriver & Jacobson
1 New York Plaza - 27th Floor
New York, New York 10004
Contact Person: Sheldon Raab
(212) 820-8090

Kirkland & Ellis
Citicorp Center
153 East 53rd Street
New York, New York 10022-4675
Contact Person: Yosef J. Riemer or
Frank M. Holozubiec (212) 446-4800

Milbank, Tweed, Hadley & McCloy
1 Chase Manhattan Plaza
New York, New York 10005
Contact Person: Russell E. Brooks
(212) 530-5554

Mudge Rose Guthrie Alexander & Ferdon
180 Maiden Lane
New York, New York 10038
Contact Person: Kenneth Conboy,
John J. Kirby, Jr., or
Laurence V. Senn, Jr. (212) 510-7000

Shearman & Sterling
Citicorp Center
153 E 53rd Street
New York, New York 10022-4676
Contact Person:
Dennis Orr (212) 848-8000

                                 PANEL COUNSEL
                                                                           - 6 -

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017-3909
Contact Person: Roy L. Reardon,
James Hagan, or
Michael J. Chepiga (212) 455-2000

Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, New York 10022
Contact Person: Barry H. Garfinkel or
Jonathan Lerner (212) 735-3000

Stroock & Stroock & Lavan
Seven Hanover Square
New York, NY 10004-2696
Contact:
Melvin A. Brosterman (212) 806-5400
Laurence Greenwald (212) 806-5400
Alvin K. Hellerstein (212) 806-5400

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Contact Person: John L. Warden
(212) 558-4000

Wachtell, Lipton, Rosen & Katz
51 West 57th Street
New York, New York 10019
Contact Person: Norman Redlich
(212) 371-9200

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, New York 10022-4677
Contact Person:
Michael R. Young (212) 821-8000
David L. Foster (212) 821-8000
Richard L. Posen (212) 821-8000

Weil, Gotshal & Manges
767 Fifth Avenue
New York, New York 10153
Contact Person: Dennis J. Block
(212) 310-8000

Kaye, Scholer, Fierman, Hays & Handier
425 Park Avenue
New York, New York 10022
Contact Person: Frederic W. Yerman
(212) 836-8663

TEXAS
Dallas

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
4100 Suite
1700 Pacific Avenue
Dallas, Texas 75201-4618
Contact Person: Michael Lowenberg P.C.
or Louis P. Bickel (214) 969-2800

Fulbright & Jaworski
2200 Ross Avenue
Suite 2800
Dallas, Texas 75201
Contact Person: Karl G. Dial
(214) 855-8000

Locke Purnell Rain Harrell
2200 Ross Avenue
Suite 2200
Dallas, TX 75201-6776
Contact Person: John McElhaney (214) 740-8458
Peter Flynn (214) 740-8654
Morris Harrell (214) 740-8404

Thompson & Knight, P.C.
1700 Pacific Avenue
Suite 3300
Dallas, TX 75201
Contact Person:
Schuyler B. Marshall (214) 969-1246

Baker & Botts, L.L.P.
2001 Ross Avenue
Dallas, Texas 75201-2916
Contact Person:
Ronald L. Palmer (214) 953-6500

Haynes & Boone, L.L.P.
3100 NationsBank Plaza
901 Main Street
Dallas, Texas 75202-3789
Contact Person: Michael Boone,
George Bramblett, or
Noel Hensley (214) 651-5000

                                 PANEL COUNSEL
                                                                           - 7 -
Houston

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Pennzoil Place - South Tower
711 Louisiana Street
Suite 1900
Houston, Texas 77002
Contact Person: Charles Moore or
Paula Hinton (713) 220-5800

Fulbright & Jaworski, L.L.P.
1301 McKinney
Suite 5100
Houston, Texas 77010-3095
Contact Person: Richard Carrell or
Frank Jones (713) 651-5151

Vinson & Elkins
2500 First City Tower
1001 Fannin
Houston, Texas 77002-6760
Contact Person: David T. Hedges Jr.
(713) 758-2676

Baker & Botts
910 Louisiana Street
One Shell Plaza
Houston, Texas 77002-4995
Contact Person:
William C. Slugger (713) 229-1234
Harold Metts (713) 229-1234

                                 ENDORSEMENT # 9


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.

       SEC Exclusion Relating to Secondary Public Offerings of Securities
                        (With 30 day reporting provision)

In consideration of premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers (including but not limited to claims brought by any governmental or regulatory entity or any security holder, whether directly, derivatively or by class action, or by any other claimant) whether under federal, state or foreign, statutory, regulatory or common law, if such claim alleges, arises out of, is based upon or is attributable to the purchase or sale, or offer or solicitation of an offer to purchase or sell, any security of the Company in a public offering of securities (hereinafter an OFFERING OF SECURITIES).

This exclusion shall apply, but not be limited to, any such claim which alleges, arises out of, is based upon or is attributable to any claim arising out of any alleged misrepresentations or non- disclosures in any written or oral statement, including but not limited to any Registration Statement, prospectus, offering circular, private placement memorandum or other document or statement relating to the OFFERING OF SECURITIES, as well as any failure to file any document required to be filed with the Securities and Exchange Commission.

Notwithstanding the above, this endorsement shall not apply to the OFFERING OF SECURITIES described below:

         REGISTRATION STATEMENT NO.                        DATE


Notwithstanding the foregoing, however, this exclusion shall not apply in the event that within thirty days prior to the effective time of an OFFERING OF SECURITIES not scheduled or described above, the Company gives written notice thereof together with all particulars and underwriting information relating thereto; the Insurer agrees, in its discretion, to grant coverage subject to such terms, conditions and additional premium as it may require; and the Company accepts such terms, conditions and additional premium. Such coverage is also subject to the Company paying when due such additional premium.

                ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.





                                                       AUTHORIZED REPRESENTATIVE
                                                                          EDO308

60059 (4/94)

                                ENDORSEMENT # 10


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.


In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Director or Officer alleging, arising out of, based upon or attributable to the performance of or failure to perform services as an Architect or Engineer.




                                                       AUTHORIZED REPRESENTATIVE

(8/88)

                                ENDORSEMENT # 11

This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.

In consideration of the premium charged, it is hereby understood and agreed that Clause 7, COINSURANCE CLAUSE, of form(s) 47353 is deleted in its entirety.




                                                       AUTHORIZED REPRESENTATIVE




42610

                                ENDORSEMENT # 12


This endorsement, effective 12:01 AM, May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.


by       National Union Fire Insurance Company of Pittsburgh, Pa.

                            MARITAL ESTATE EXTENSION

In consideration of the premium charged, it is hereby understood and agreed that Clause 3, EXTENSIONS CLAUSE, is amended by adding the following new paragraph to the end thereof:

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from any claims made against the lawful spouse (whether such status is derived by reason of statutory law, common law or otherwise of any applicable jurisdiction in the world) of a Director or Officer, for claims arising solely out of his or her capacity as the spouse of a Director or Officer, including such claims that seek damages recoverable from marital community property, property jointly held by the Director or Officer and the spouse, or property transferred from the Director or Officer to the spouse; provided, however, that this extension shall not afford coverage for any claim for any actual or alleged Wrongful Act of the spouse and that this policy shall apply only to actual or alleged Wrongful Acts of a Director or Officer subject to the full policy's terms and conditions.

All other Terms and Conditions remain unchanged.

                                                       AUTHORIZED REPRESENTATIVE

                                                                          EDO449

53310 (4/92)

                                Endorsement # 13

This endorsement, effective 12:01 a.m., May 05, 1995 forms a part of policy number 444-97-15 issued to STV GROUP, INC.
by National Union Fire Insurance Company of Pittsburgh, PA.

In consideration of the premium charged, it is hereby understood and agreed that with respect to the Limit of Liability $1,000,000 excess of $2,000,000, exclusion 4(h) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of May 05, 1992 or alleging or derived from the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect of the Limit of Liability $1,000,000 excess of $3,000,000, exclusion 4(h) is amended to indicate that the Insurer shall not be liable to made any payment for Loss in connection with any claim or claims made against the Directors and Officers alleging, arising out of based upon or attributable to any pending or prior litigation as of August 19, 1992 or alleging or derived from the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $2,000,000 excess of $4,000,000, exclusion 4(h) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors or Officers alleging, arising out of, based upon or attributable to any pending or prior litigation as of May 05, 1994 or alleging or derived from the same facts as alleged in such pending or prior litigation.


All other terms and conditions shall remain exactly the same.



                                                            /s/ Ty Sagolow
                                                       -------------------------
                                                       Authorized Representative